                                                                       Exhibit 1

            DIRECTORS AND EXECUTIVE OFFICERS OF THE REPORTING PERSONS

DIRECTORS AND EXECUTIVE OFFICERS OF KULICKE AND SOFFA INDUSTRIES, INC.:

        NAME               POSITION               PRINCIPAL         PRINCIPAL BUSINESS
                                               OCCUPATION AND          IN WHICH SUCH
                                              BUSINESS ADDRESS         EMPLOYMENT IS
                                                                         CONDUCTED
Philip V. Gerdine     Director               Independent            Independent
                                             Consultant             Consultant
                                             c/o Kulicke and
                                             Soffa Ind., Inc.,
                                             2101 Blair
                                             Mill Road
                                             Willow Grove PA
                                             19090.

C. Scott Kulicke      Chairman of the        CEO of Kulicke and     Kulicke and Soffa
                      Board and Chief        Soffa Ind., Inc.,      is a supplier of
                      Executive Officer      2101 Blair             semiconductor
                                             Mill Road              equipment.*
                                             Willow Grove PA
                                             19090.

John A. O'Steen       Director               Executive Vice         Cornerstone
                                             President of           Brands, Inc. is a
                                             Operations of          consumer catalog
                                             Cornerstone            company.
                                             Brands, Inc., 5568
                                             West Chester Road
                                             West Chester OH
                                             45069.


Allison F. Page       Director               Retired attorney,      Retired
                                             c/o Kulicke and
                                             Soffa Ind., Inc.,
                                             2101 Blair Mill Road
                                             Willow Grove PA
                                             19090.


MacDonell Roehm, Jr.  Director               Chairman of            Australian
                                             Australian             Ventures LLC, is a
                                             Ventures LLC and       private equity
                                             Chairman and Chief     fund focusing on
                                             Executive Officer      emerging company
                                             of Crooked Creek       investments in
                                             Capital LLC, c/o       Australia and New
                                             Kulicke and Soffa      Zealand and
                                             Ind., Inc., 2101       Crooked Creek
                                             Blair Mill Road        Capital LLC is a
                                             Willow Grove PA        provider of
                                             19090.                 strategic,
                                                                    operational and
                                                                    financial

---------------------------------
* Kulicke and Soffa is a supplier of semiconductor assembly equipment, packaging materials and packaging technology.

                                                                       restructuring
                                                                       services.

Larry D. Striplin,    Director               Chairman of the           Nelson-Brantley
Jr.                                          Board and Chief           Glass Contractors,
                                             Executive Officer         Inc., is a glass
                                             of Nelson-Brantley        contractor, and
                                             Glass Contractors, Inc.   Circle "S"
                                             2924 Third Avenue S.      Properties, Inc.
                                             Birmingham AL 35233       is a real estate
                                             and Chairman of           rental company.
                                             the Board and
                                             Chief Executive
                                             Officer of Circle
                                             "S" Properties, Inc.

C. William Zadel      Director               Chairman,                 Millipore
                                             President and             Corporation is a
                                             Chief Executive           global
                                             Officer of                manufacturer of
                                             Millipore                 filtration and
                                             Corporation,              purification
                                             80 Ashby Road             products.
                                             Bedford MA 01730.

Morton K. Perchick    Executive Vice         Executive Vice            Kulicke and Soffa
                      President, Office      President, Office         is a supplier of
                      of the President       of the President,         semiconductor
                                             Kulicke & Soffa Ind.,     equipment.*
                                             Inc., 2101 Blair
                                             Mill Road, Willow
                                             Grove PA 19090

Alexander A.          Senior Vice            Senior Vice               Kulicke and Soffa
Oscilowski            President,             President, Office         is a supplier of
                      Office of the          of the President,         semiconductor
                      President              Kulicke & Soffa Ind.,     equipment.*
                                             Inc., 2101 Blair
                                             Mill Road, Willow
                                             Grove PA 19090

Clifford G. Sprague   Senior Vice            Senior Vice               Kulicke and Soffa
                      President and          President and             is a supplier of
                      Chief Financial        Chief Financial           semiconductor
                      Officer                Officer, Kulicke &        equipment.*
                                             Soffa Ind., Inc.,
                                             2101 Blair Mill
                                             Road, Willow Grove
                                             PA 19090

David A. Leonhardt    Senior Vice            Senior Vice               Kulicke and Soffa
                      President and          President and             is a supplier of
                      President,             Co-President of the       semiconductor
                      Advanced Bonding       Advanced Bonding          equipment.*
                      Systems Group          Systems Group,
                                             Kulicke & Soffa
                                             Ind., Inc., 2101
                                             Blair Mill Road,
                                             Willow Grove PA
                                             19090

---------------------------------
* Kulicke and Soffa is a supplier of semiconductor assembly equipment, packaging materials and packaging technology.

Laurence P. Wagner    Senior Vice            Senior Vice            Kulicke and Soffa
                      President and          President and          is a supplier of
                      Co-President of the    Co-President of the    semiconductor
                      Advanced Bonding       Advanced Bonding       equipment.*
                      Systems Group          Systems Group, Kulicke
                                             & Soffa Ind., Inc.,
                                             2101 Blair Mill
                                             Road, Willow Grove
                                             PA 19090


Charles Salmons       Senior Vice            Senior Vice            Kulicke and Soffa
                      President,             President,             is a supplier of
                      Customer Operations    Customer               semiconductor
                                             Operations,            equipment.*
                                             Kulicke & Soffa
                                             Ind., Inc., 2101
                                             Blair Mill Road,
                                             Willow Grove PA
                                             19090




EXECUTIVE OFFICERS AND DIRECTORS OF CARDINAL MERGER SUB., INC.

        NAME             POSITION WITH      PRINCIPAL OCCUPATION       PRINCIPAL
                          MERGER SUB        AND BUSINESS ADDRESS      BUSINESS IN
                                                                       WHICH SUCH
                                                                      EMPLOYMENT IS
                                                                        CONDUCTED
C. Scott Kulicke      President and         Chairman of the Board    Kulicke and Soffa
                      Director              and Chief Executive      is a supplier of
                                            Officer, Kulicke &       semiconductor
                                            Soffa Ind., Inc., 2101   equipment.*
                                            Blair Mill Road,
                                            Willow Grove PA 19090

Clifford G. Sprague   Vice President and    Senior Vice              Kulicke and Soffa
                      Director              President and Chief      is a supplier of
                                            Financial Officer,       semiconductor
                                            Kulicke & Soffa          equipment.*
                                            Ind., Inc., 2101
                                            Blair Mill Road,
                                            Willow Grove PA 19090

Morton K. Perchick    Vice President and    Executive Vice           Kulicke and Soffa
                      Director              President, Office of     is a supplier of
                                            the President,           semiconductor
                                            Kulicke & Soffa Ind.,    equipment.*
                                            Soffa (Israel) Ltd.,
                                            2101 Blair Mill Road
                                            Willow Grove, PA 19090

Robert F. Amweg       Treasurer             Vice President and       Kulicke and Soffa
                                            Treasurer, Kulicke &     is a supplier of
                                            Soffa Ind., Inc.,        semiconductor
                                            2101 Blair Mill          equipment.*
                                            Road, Willow Grove
                                            PA 19090

Jeffrey C. Moore      Secretary             General Counsel,         Kulicke and Soffa
                                            Kulicke & Soffa          is a supplier of
                                            Ind., Inc., 2101         semiconductor
                                            Blair Mill Road,         equipment.*
                                            Willow Grove PA 19090

Susan I. Waters       Assistant Secretary   Secretary, Kulicke &     Kulicke and Soffa
                                                                     is a supplier of

---------------------------------
* Kulicke and Soffa is a supplier of semiconductor assembly equipment, packaging materials and packaging technology.

                                            Soffa Ind., Inc.,        semiconductor
                                            2101 Blair Mill          equipment.*
                                            Road, Willow Grove
                                            PA 19090